The PRAGMA Providence Fund_________________________________

24-Hour NAV Updates          Shareholder Services             Investment Adviser
      (800)852-4052             MGF Service Corp.                   PRAGMA, Inc.
                    312 Walnut Street, 21st Floor 7150 Greenville Ave, Suite 101
                      Cincinnati, Ohio 45202-3874            Dallas, Texas 75231
                                    (800)738-2065        Telephone (214)373-3585
                                                               Fax (214)987-1728
                                                        E-mail PRAGMAINC@AOL.COM
May 19, 1997

Dear Fellow Investor:

This letter is written to report on the results of the PRAGMA Providence Fund, which are as follows:

                                                            Fund      S&P 500
          PERIOD                           Dates           Results    Results
          ------                           -----           -------    -------
   Fund's first fiscal year           4/1/96 - 3/31/97      -9.00%    +19.83%
   First calendar quarter of 1997     12/31/96 - 3/31/97    -8.17%     +2.68%
   Year to date                       12/31/96 - 5/12/97    -0.81%    +13.83%


We are not satisfied with the results.  You shouldn't be either.

The reason for the difference between the fund' s performance and its benchmark is clear. The fund was initially structured to include science, technology, business system and service stocks with a significant representation of smaller companies. The past year has proven that we were correct in the industry groups we chose. Please note the NASDAQ 100 Index, widely regarded as a benchmark for large scientific and technological companies, was up 30% during the first year of the fund.

MOUNTAIN CHART SHOWING PERFORMANCE OF NASDAQ 100

                                     NASDAQ 100

April 1, 1996                           612.99
May 7, 1996                             660.82
June 12, 1996                           697.04
July 18, 1996                           643.74
August 22, 1996                         681.63
September 27, 1996                      744.73
November 1, 1996                        755.51
December 9, 1996                        856.64
January 15, 1997                        864.02
February 20, 1997                       880.25
March 27, 1997                          818.74
May 2, 1997                             909.49

           The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

We were incorrect, however, in focusing on smaller companies. Please note the difference in results of the S&P 500, a benchmark for large companies, and the Russell 2000, an index of 2000 small companies. The S&P 500 outperformed the Russell 2000 by more than 21%.

                             BIGGER HAS BEEN BETTER
                S&P 500 Total Return Index vs. Russell 2000 Index

MOUNTAIN CHART COMPARING RETURNS OF S&P 500 AND RUSSELL 2000 INDICES

                              S&P 500             Russell 2000
                              -------             ------------
April 1, 1996                 845.198                332.44
May 21,  1996                 872.846                363.04
July 11, 1996                 840.335                324.58
August 29, 1996               858.097                334.51
October 18, 1996              930.545                347.85
December 9, 1996              984.626                360.49
January 29, 1997            1,016.629                366.25
March 20, 1997              1,033.335                352.31
May 9, 1997                 1,091.492                361.42

Going forward, we will keep our focus on aggressive growth companies with strengths in technology, science and business systems and services but will redirect our attention to larger companies because we believe the larger ones will continue to outperform in the future. Despite the attractiveness of the notion that on Wall Street whatever was in a down cycle during the last period must be due for an up cycle, we think the flow of funds into larger rather than smaller stocks is the result of a systematic change in our financial system and not a cyclical anomaly.

Realigning the fund builds on it's strengths and positions it well for the future. We are highly confident that the fund will be successful.

We remain happy to answer any questions you might have and look forward to your continued participation in the PRAGMA Providence Fund and its goal of long term aggressive growth for its investors.


Sincerely,


/s/John H. Alban, jr.                                 /s/John H. Alban, III
John H. Alban, jr.                                   John H. Alban, III
Chairman                                             President

           The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

The PRAGMA Providence Fund

        Comparison of the Change in Value of a $10,000 Investment in the PRAGMA Providence Fund and the S&P 500 Index

MOUNTAIN CHART
                                      PRAGMA
                                    Providence          S&P
                                       Fund             500
                                    ----------        -------
March 31, 1996                       $10,000          $10,000
April 30, 1996                        10,320           10,147
May 31, 1996                          10,720           10,409
June 30, 1996                         10,180           10,449
July 31, 1996                          9,100            9,987
August 31, 1996                        9,410           10,198
September 30, 1996                     9,870           10,772
October 31, 1996                       9,410           11,069
November 30, 1996                      9,870           11,906
December 31, 1996                      9,910           11,670
January 31, 1997                      10,520           12,399
February 28, 1997                     10,110           12,496
March 31, 1997                         9,100           11,983


The PRAGMA Providence Fund
Average Annual Total Return

        1 Year*
        (9.00)%

* Initial public offering of shares was April 1, 1996.

                                   The PRAGMA
                                Providence Fund








                              a separate series of
                            PRAGMA INVESTMENT TRUST




                                 Annual Report
                                 March 31, 1997

                               ARTHUR ANDERSEN LLP



                    Report of Independent Public Accountants



To Shareholders and Board of Trustees
  of the PRAGMA Investment Trust:



         We have audited the accompanying statement of assets and liabilities of the PRAGMA Providence Fund of the PRAGMA Investment Trust (an Ohio business trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Pragma Providence Fund as of February 20, 1996 in conformity with generally accepted accounting principles.


                                            /s/ Arthur Andersen LLP


Cincinnati, Ohio
  April 16, 1997

PRAGMA Providence Fund
Statement of Assets and Liabilities
March 31, 1997

ASSETS
Investments in securities:
  At acquisition cost                                             $ 3,753,296
                                                                  ===========
  At value (Note 1)                                               $ 3,633,200
Cash                                                                  132,805
Receivable for capital shares sold                                         50
Dividends receivable                                                    1,654
Receivable for securities sold                                        162,193
                                                                  -----------
  TOTAL ASSETS                                                      3,929,902
                                                                  -----------

LIABILITIES
Payable to affiliates (Note 3)                                          5,181
Payable for securities purchased                                      142,745
                                                                  -----------
  TOTAL LIABILITIES                                                   147,926
                                                                  -----------

NET ASSETS                                                        $ 3,781,976
                                                                  ===========
Net assets consist of:
Paid-in capital (Note 1)                                          $ 4,160,200
Accumulated net realized losses from security transactions           (258,128)
Net unrealized depreciation on investments                           (120,096)
                                                                  -----------
Net assets                                                        $ 3,781,976
                                                                  ===========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                          415,677
                                                                  ===========
Net asset value, offering price and redemption price per share    $      9.10
                                                                  ===========

See accompanying notes to financial statements.

PRAGMA Providence Fund
Statement of Operations
For the Year Ended March 31 , 1997

INVESTMENT INCOME
  Dividend income                                                 $     11,627
  Interest income                                                       10,837
                                                                  ------------
       TOTAL INVESTMENT INCOME                                          22,464
                                                                  ------------
EXPENSES
  Investment management fees (Note 3)                                   52,490
                                                                  ------------
NET INVESTMENT LOSS                                                    (30,026)
                                                                  ------------
REALIZED AND UNREALIZED LOSSES
  ON INVESTMENTS
  Net realized losses from security transactions                      (258,128)
  Net change in unrealized appreciation/depreciation
    on investments                                                    (120,096)
                                                                  ------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                                               (378,224)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                                      $   (408,250)
                                                                  ============

See accompanying notes to financial statements.

     PRAGMA Providence Fund
     Statement of Changes in Net Assets
     For the Year Ended March 31, 1997

     FROM OPERATIONS:
        Net investment loss                                       $    (30,026)
        Net realized losses from security transactions                (258,128)
        Net change in unrealized appreciation/
           depreciation on investments                                (120,096)
                                                                  ------------
     Net decrease in net assets from operations                       (408,250)
                                                                  ------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS:
        Dividends from net investment income                              --
        Distributions from net realized gains                             --
                                                                  ------------
     Decrease in net assets from distributions to shareholders            --
                                                                  ------------
     FROM CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from shares sold                                    3,699,846
        Net asset value of shares issued in
            reinvestment of distributions to shareholders                   --
        Payments for shares redeemed                                    (9,620)
                                                                  ------------
     Net increase in net assets from capital share transactions      3,690,226
                                                                  ------------

     TOTAL INCREASE IN NET ASSETS                                    3,281,976

     NET ASSETS:
        Beginning of year (Note 1)                                     500,000
                                                                  ------------
        End of year                                               $  3,781,976
                                                                  ============
     (a)CAPITAL SHARE ACTIVITY:
        Shares sold                                                    366,602
        Shares issued in reinvestment of distributions
          to shareholders                                                   --
        Shares redeemed                                                   (925)
                                                                  ------------
          Net increase in shares outstanding                           365,677
        Shares outstanding, beginning of year (Note 1)                  50,000
                                                                  ------------
        Shares outstanding, end of year                                415,677
                                                                  ============

     See accompanying notes to financial statements.

     PRAGMA Providence Fund
     Financial Highlights
     For the Year Ended March 31, 1997


     Per share data for a share outstanding throughout the year:

        Net asset value at beginning of year                      $     10.00
                                                                  -----------
        Income from investment operations:
          Net investment loss                                           (0.07)
          Net realized and unrealized losses on investments             (0.83)
                                                                  -----------
        Total from investment operations                                (0.90)
                                                                  -----------
        Less distributions:
          Dividends from net investment income                            --
          Distributions from net realized gains                           --
                                                                  -----------
        Total distributions                                               --
                                                                  -----------
        Net asset value at end of year                            $      9.10
                                                                  ===========
     Ratios and supplemental data:

        Total return                                                  (9.00)%
                                                                  ===========
        Net assets at end of period (000's)                       $     3,782
                                                                  ===========
        Ratio of expenses to average net assets                         1.50%

        Ratio of net investment loss to average net assets             (.85)%

        Portfolio turnover rate                                          241%

        Average commission rate per share                         $    0.0486

     See accompanying notes to financial statements.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



1.      SIGNIFICANT ACCOUNTING POLICIES

The PRAGMA Providence Fund (the Fund) is a diversified series of PRAGMA Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 10, 1996. The Fund was capitalized on February 13, 1996, when John H. Alban, Jr., the President of the Fund's investment adviser, PRAGMA, Inc. (the Adviser), purchased the initial shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on April 1, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund is an aggressive growth equity mutual fund which seeks long-term capital appreciation through investment in common stocks. Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued based on the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997




Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 1997, net unrealized depreciation on investments was $121,957 for federal income tax purposes, of which $221,506 related to appreciated securities and $343,463 related to depreciated securities based on a federal income tax cost basis of $3,755,157.

As of March 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of $171,721, which expires on March 31, 2005. In addition, the Fund elected to treat $84,546 of net realized losses from security transactions, which occurred after October 31, 1996, as having been incurred in the Fund's tax year ending March 31, 1998.

On March 31, 1997, as a result of the permanent difference between book and tax reporting, the Fund reclassified its current year net investment loss of $30,026 against paid-in capital on the Statement of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $11,624,652 and $7,613,228, respectively.

                             PRAGMA PROVIDENCE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



3.  TRANSACTIONS WITH AFFILIATES

The Chairman of the Board of the Trust is also the President of the Adviser. Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust. Approximately 58% of the Fund was directly or indirectly owned by officers and Trustees of the Trust as of March 31, 1997.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of average daily net assets of the Fund. The Adviser pays all operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses.

In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to the fees and expenses of the Trust's independent Trustees. There were no fees paid or expenses reimbursed to the Trustees for the current year.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENTS
Under the terms of the Administration, Accounting and Transfer Agency Agreements between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset-based fee and a fee based on the number of shareholder accounts. In addition, the Adviser reimburses CFS for its out-of-pocket expenses including, but not limited to, postage, supplies and the costs of pricing the Fund's portfolio securities.

PRAGMA Providence Fund
Portfolio of Investments
March 31, 1997
                                                                       Market
INVESTMENTS IN COMMON STOCK - 96.1%                     Shares         Value

MEDICAL SCIENCE - 23.7%

  MEDICAL - BIOGENETICS - 9.8%
  Amgen, Inc.*                                           1,600   $    89,400
  Biogen, Inc.*                                          2,900       108,388
  Chiron Corp.*                                          4,400        81,950
  Genzyme Corp.-General Division*                        4,000        90,000
                                                                  -----------
                                                                     369,738
                                                                  -----------
  MEDICAL - PRODUCTS/DRUG DELIVERY - 9.7%
  Boston Scientific Corp.*                               2,000       123,500
  Guidant Corp.                                          2,000       123,000
  Invacare Corp.                                         1,300        30,550
  Sybron International Corp.*                            3,300        91,575
                                                                  -----------
                                                                     368,625
                                                                  -----------
  MEDICAL - SYSTEMS/SERVICES - 4.2%
  Advance ParadigM, Inc.*                                4,800        63,600
  Omnicare, Inc.                                         4,000        94,000
                                                                  -----------
                                                                     157,600
                                                                  -----------

  TOTAL MEDICAL SCIENCE                                              895,963
                                                                  -----------
TECHNOLOGY - 38.8%

  TECHNOLOGY-COMMUNICATIONS - 16.1%
  3Com Corp.*                                            2,000        65,500
  Celeritek, Inc.*                                       3,000        33,000
  General Motors Corp. - Class H                         2,000       108,500
  Lucent Technologies, Inc.                              2,400       126,600
  MRV Communications, Inc.*                              3,600        80,100
  QUALCOMM, Inc.*                                        1,500        84,562
  Tellabs, Inc.*                                         3,000       108,375
                                                                  -----------
                                                                     606,637
                                                                  -----------
  TECHNOLOGY-COMPUTER SOFTWARE/HARDWARE - 17.8%
  Atmel Corp.*                                           3,300        78,994
  Cisco Systems, Inc.*                                   1,700        81,812
  Computer Sciences Corp.*                               1,000        61,750
  Dell Computer Corp.*                                   2,100       142,013
  EMC Corp.*                                             2,000        71,000
  Open Market, Inc.*                                     6,000        59,250
  Oracle Corp.*                                          2,400        92,550
  Sun Microsystems, Inc.*                                3,000        86,625
                                                                  -----------
                                                                     673,994
                                                                  -----------
  TECHNOLOGY-SYSTEMS/SERVICES - 4.9%
  National Data Corp.                                    2,700        95,512
  Rockwell International Corp.                           1,400        90,825
                                                                  -----------
                                                                     186,337
                                                                  -----------

  TOTAL TECHNOLOGY                                                 1,466,968
                                                                  -----------
POLLUTION - WASTE MANAGEMENT - 6.7%
  IMCO Recycling, Inc.                                   7,000   $   102,375
  Republic Industries, Inc.*                             1,100        38,156
  U.S. Filter Corp.*                                     3,600       111,150
                                                                  -----------
                                                                     251,681
                                                                  -----------
FINANCIAL AND INSURANCE - 5.8%
  Finova Group, Inc.                                       900        60,863
  Life USA Holding, Inc.*                                8,000        80,000
  UICI*                                                  3,400        77,775
                                                                  -----------
                                                                     218,638
                                                                  -----------
FOOD - 4.6%
  Dekalb Genetics Corp.                                  1,200        63,900
  Worthington Foods, Inc.                                5,600       109,200
                                                                  -----------
                                                                     173,100
                                                                  -----------
AUTO MANUFACTURING - 3.5%
  A.S.V., Inc.*                                          6,800       130,900
                                                                  -----------
ELECTRICAL COMPONENTS - 3.0%
  Raychem Corp.                                          1,400       115,325
                                                                  -----------
INDUSTRIAL - DIVERSIFIED - 3.0%
  Thermo Electron Corp.*                                 2,000        61,750
  Zoltek Companies, Inc.*                                2,000        50,750
                                                                  -----------
                                                                     112,500
                                                                  -----------
PAPER PRODUCTS - 2.7%
  Mosinee Paper Corp.                                    3,000       102,750
                                                                  -----------
OILFIELD EQUIPMENT - 2.4%
  Oceaneering International, Inc.*                       5,800        90,625
                                                                  -----------
SPECIALTY CHEMICALS - 1.9%
  Nalco Chemical Co.                                     2,000        74,750
                                                                  -----------
  TOTAL COMMON STOCK                                               3,633,200
  (Cost $3,753,296)                                               -----------

TOTAL INVESTMENTS AT VALUE - 96.1%                                 3,633,200

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%                         148,776
                                                                  -----------
NET ASSETS - 100.0%                                              $ 3,781,976
                                                                  ===========
* Non-income producing securities.

See accompanying notes to financial statements.